TEMPORARY CERTIFICATE- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                            PENN-AMERICA GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
This certificate is transferable in Charlotte, NC and New York, NY

                                                       COMMON STOCK
                                                   CUSIP  707247 10 2

                                                   See reverse for
                                                  certain definitions

This certifies that




is the owner of


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                               PENN-AMERICA GROUP

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the Articles of Incorporation of the Corporation, to all of which the holder hereof agrees by acceptance of this certificate.
     This certificate is not valid until coutersigned and registered by the Transfer Agent and registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                        Penn-America group, Inc
                              Corporate Seal
                              1993
                              Pennsylvania
/s/ Rosemary Ferrero                              /s/ Jon S. Saltzman
     Secretary                                        President and Chief
                                                      Executive Officer

Countersigned and registered
     First Union Bank
      Charlotte , NC
                         Transfer Agent and regristrar

American Bank Note Company    Production coordinator:David Sokoloff:215-830-2197
  680 Blair Mill Road                      Proof of July 10, 1998
   Horsham. PA 19044                              PENN-AMER
   (215) 657-3840                                H 57736patch
 Sales: C. Sharkey: 302-731-7088          Operator            HJ
/net/banknote/zip patch/PennAmer57736             New

                            PENN-AMERICA GROUP, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS
A FULL STATEMENT OF THE AUTHORIZED CAPITAL STOCK AND OF ALL DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF THE CAPITAL STOCK AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.


         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
             CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with the right of
           survivorship and not as tenants
           in common

UNIF TRANS MIN ACT -___________ Custodian _______
                      (Cust)               (Minor)
                           Under Uniform Transfers to Minors
                           Act ____________
                               (state)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO

__________PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

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____________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_________________________

NOTICE:   THE SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN AP. PROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad 15.